MAINSTAY VP SERIES FUND, INC.

MainStay VP Income Builder Portfolio

Supplement dated December 16, 2009 (“Supplement”)
to the Prospectus dated May 1, 2009 (“Prospectus”)

This Supplement updates certain information contained in the above-dated Prospectus for MainStay VP Series Fund, Inc. (the “Fund”) regarding the above listed Portfolio, a series of the Fund.  You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

1.	Effective February 26, 2010, the section entitled “Investment Process” of the MainStay VP Income Builder Portfolio is replaced with the following:

Asset Allocation
Asset allocation decisions are made by MacKay Shields, LLC, the Portfolio’s Subadvisor for the fixed-income portion of the Portfolio, based on the relative values of each asset class, inclusive of the ability of each asset class to generate income.  As part of the asset allocation decisions, the Subadvisor may use equity index futures to add exposure to the equity markets.  Neither equity index futures nor fixed-income futures are counted toward the Portfolio’s total equity and fixed-income exposures, respectively.

Equity Investments
Epoch Investment Partners, Inc., the Subadvisor for the equity portion of the Portfolio, desires to produce superior risk adjusted returns by building a portfolio of securities of companies that the Subadvisor believes to have outstanding risk/reward profiles and a focus on high “shareholder yield.” The equity portion of the Portfolio will invest in a diversified portfolio consisting primarily of global equity securities that have a history of attractive dividend yields and positive growth in free cash flow. That portion of the Portfolio will invest in global equity investments across all market capitalizations, and will generally invest in companies with a market capitalization of $250 million or greater at the time of purchase.

In selecting securities, the Subadvisor utilizes an investment strategy that combines bottom-up stock research and selection with top-down analysis. The Subadvisor seeks securities of companies with solid long-term prospects, attractive valuation comparisons and adequate market liquidity. The stocks the Subadvisor finds attractive generally have valuations lower than the Subadvisor's perception of their fundamental value. In determining the risk/reward profile of a company, the Subadvisor may evaluate the sustainability of the company's business, the company's earnings drivers, barriers to entry for potential competitors, the quality and character of the company’s cash earnings, and the likelihood of the company's management to use free cash flow to enhance shareholder value, among other factors. The Subadvisor evaluates whether a company has a focus on high shareholder yield by analyzing the company's existing cash dividend, the company's share repurchase activities, and the company's debt reduction activities as well as the likelihood of positive changes to each of these criteria, among other factors.

Debt Investments
The Portfolio may invest in investment grade and below investment grade debt securities of varying maturities. In pursuing the Portfolio’s investment objective, the Portfolio may invest up to 30% of its net assets in debt securities rated below investment grade, or if unrated, deemed to be of comparable creditworthiness by MacKay Shields, LLC, the Subadvisor of the fixed-income portion of the Portfolio and that the Subadvisor believes may provide capital appreciation in addition to income.  For purpose of this limitation, both the percentage and rating are counted at the time of purchase.

For securities that have split ratings from leading credit agencies, such as Standard & Poor’s or Moody’s, the higher rating will be used for purposes of determining the credit quality.

The Portfolio maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, industry and type.

Principal debt investments include U.S. government securities, domestic and foreign debt securities, mortgage-related and asset-backed securities and floating rate loans. The Portfolio may also enter into mortgage dollar roll and to-be- announced (“TBA”) securities transactions.

The Portfolio may also invest in convertible securities such as bonds, debentures, corporate notes and preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

The Portfolio will use fixed-income futures for purposes of managing duration and yield curve exposures.

The Subadvisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio.  In considering whether to sell an equity security, the Subadvisor may evaluate, among other things, meaningful changes in the issuer’s financial condition, including a deceleration in revenue and earnings growth. In considering whether to sell a debt security, the Subadvisor may evaluate, among other things, deterioration in the issuer’s credit quality.

Consistent with its principal investment strategies, the Portfolio’s investments also include derivatives, such as futures, options, forward commitments and swap agreements.  The Portfolio may invest up to 10% of its total assets in swaps, including credit default swaps.  The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss of (hedge) certain of its holdings.

2.
Effective February 26, 2010, the Total Return Core Composite Index is replaced with a revised Income Builder Index that is comprised of the following indices:  the MSCI World Index (weighted 50%) and the Barclays Capital U.S. Aggregate Bond Index (weighted 50%).  The Portfolio has selected the revised Income Builder Index because it is more consistent with the investment strategy and positioning of the Portfolio by the Subadvisors.  For the period ended December 31, 2008, the one-, five- and ten year returns for the revised Income Builder Index are -20.24%, 2.32% and 2.79%, respectively.

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